UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

March 27, 2013 (March 22, 2013)

Date of Report (Date of earliest event reported)

NATIONAL OILWELL VARCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12317	76-0475815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7909 Parkwood Circle Dr. Houston, Texas		77036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 713-346-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2013, National Oilwell Varco, Inc. (the “Company”) granted the following performance share awards (“Performance Awards”) to its named executive officers:

Name	Performance Shares (Target #)
Merrill A. Miller, Jr.	70,319
Clay C. Williams	24,172
Jeremy D. Thigpen	14,650
Mark A. Reese	14,650
Dwight W. Rettig	14,650

The Performance Awards can be earned by the executives only by performance against established goals over a three-year performance period. The Performance Awards are divided into two equal, independent parts that are subject to two separate performance metrics: 50% with a TSR (total shareholder return) goal (the “TSR Award”) and 50% with an internal ROC (return on capital) goal (the “ROC Award”).

Performance against the TSR goal is determined by comparing the performance of the Company’s TSR with the TSR performance of the members of the OSX index for the three year performance period. The following table summarizes the payout levels on the TSR Award based on the relative performance of the Company’s TSR using a percentile ranking:

Level	Payout %	Percentile Rank vs. OSX Comparator Group
Maximum	200%	75th percentile or greater
Target	100%	50th percentile
Minimum	50%	25th percentile
No Payout	0%	Below the 25th percentile

Results falling between the stated thresholds of minimum, target and maximum will result in an interpolated, or sliding scale, payout.

Performance against the ROC goal is determined by comparing the performance of the Company’s actual ROC performance average for each of the three years of the performance period against the ROC goal set by the Compensation Committee. The following table summarizes the payout levels on the ROC Award based on the Company’s ROC performance against the ROC goal:

Level	Payout %	Actual ROC Performance
Maximum	200%	18.15% or higher
Target	100%	16.5%
Minimum	50%	13.2%
No Payout	0%	Less than 13.2%

Results falling between the stated thresholds of minimum, target and maximum will result in an interpolated, or sliding scale, payout.

The Company’s Compensation Committee implemented this new performance award structure to provide for a long-term incentive more comparable to those awards used by the Company’s peers, as well as to improve certain features in past performance awards for the Company’s executive officers, such as making award payouts based on two performance measures instead of one measure, avoiding challenges with using a small comparator group in determining whether an award should vest, and eliminating an earn-out structure that reflects an “all or nothing” approach with no ability to provide limited payouts for a threshold level of performance and above-target payouts for superior performance.

The foregoing description of the Performance Awards is qualified in its entirety by reference to the Company’s Long-Term Incentive Plan and the form of Performance Award Agreement, which form is attached to this Current Report as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Form of Performance Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2013	NATIONAL OILWELL VARCO, INC.

/s/ Raymond W. Chang
Raymond W. Chang
Vice President

Index to Exhibits

10.1	Form of Performance Award Agreement